MAY 1, 2017

Summary Prospectus

RMB INVESTORS TRUST	RMB Fund RMBHX (Class A) RMBJX (Class C) RMBGX (Class I)
Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, online at www.rmbfunds.com/literature-and-forms/. You may also obtain this information at no charge by calling 1-800-462-2392 or by sending an e-mail request to rmbfunds@rmbcap.com.

As with all mutual funds,
the U.S. Securities and
Exchange Commission
has not approved or
disapproved these shares
or determined if this
prospectus is truthful or
complete. Any
representation to the
contrary is a
criminal offense.

RMB Fund

INVESTMENT OBJECTIVE:  The RMB Fund (the “Fund”) seeks capital appreciation, mainly long term. Income is generally of lesser importance, meaning that it is a secondary goal.

There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section on page 30 of this prospectus and the “Purchase and Redemption of Shares” section of the Fund’s Statement of Additional Information.

Fee Table

	Class A	Class C	Class I
Shareholder Fees (paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	5.00%	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%	N/A
Redemption fee (as a % of redemption proceeds)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%	0.60%	0.60%
Distribution and Shareholder Service (12b-1) fees	0.25%	1.00%	N/A
Other expenses	0.70%	0.70%	0.70%[1]
Total Annual Fund Operating Expenses	1.55%	2.30%	1.30%
Extraordinary Expense[2]	0.08%	0.09%	N/A
Total Annual Fund Operating Expenses after Extraordinary Expense	1.63%	2.39%	1.30%
[1]	Class I shares commenced investment operations on February 1, 2017. The ratio of “Other expenses” provided in this table is an estimate based on the ratio of “Other expenses” of another share class of the Fund, as adjusted for the Class I shares anticipated expenses.
[2]	Extraordinary Expenses incurred in connection with the non-renewal of the former adviser’s investment advisory agreement.

Example

These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual Funds. The first Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, followed by an Example that assumes you do not redeem your shares at the end of the periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$657	$972	$1,310	$2,260
Class C	$342	$727	$1,238	$2,643
Class I	$132	$412	$713	$1,568

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$657	$972	$1,310	$2,260
Class C	$242	$727	$1,238	$2,643
Class I	$132	$412	$713	$1,568

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a diverse portfolio primarily consisting of common stocks.

The Fund invests in large-capitalization stocks (for the purposes of the Fund, these are stocks of companies with market capitalizations similar to those of companies included in the Russell 1000® Index or the S&P 500® Index), which are usually issued by well-established companies. These companies generally maintain a sound financial base and offer a variety of product lines and businesses. As compared with smaller-capitalization companies, securities of large-capitalization companies historically have involved less market risk and lower long-term market returns.

In managing the Fund’s stock portfolio, the adviser uses sector research, which focuses on selecting the sectors the Fund will invest in (e.g., top-down research). The Fund seeks to reduce risk by diversifying across many different industries and economic sectors, but may emphasize certain sectors or groups of industries. In selecting individual stocks, the adviser looks for companies that appear to have the following characteristics:

•	Potential for sustained operating and revenue growth
•	Product leadership and strong management teams that focus on enhancing shareholder value
•	Companies with histories of paying regular dividends
•	Securities that appear undervalued by the market or that seem to be poised to benefit from restructuring or similar business changes

Under normal conditions, the Fund intends to remain fully invested with only minimal investments in cash, short-term debt instruments or money market funds. In unusual circumstances, the Fund may invest extensively in cash or short-term investment-grade debt securities and/or invest in other investment companies, including money market funds and exchange-traded funds. In such circumstances, the Fund would be assuming a temporary defensive position and would not be pursuing its primary investment objective.

PRINCIPAL RISKS

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized as follows:

Any of the following situations could cause the Fund to lose money or underperform in comparison with its peer group:

•	Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the Fund emphasizes — large-capitalization stocks or particular sectors or groups of industries — fell out of favor with the market. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•	Common Stock Risk — The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

RMB Fund | Summary Prospectus    3

•	Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.
•	Large-Cap Company Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•	Dividend Risk — This is the risk than an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

PAST PERFORMANCE

The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance. Returns shown for periods prior to July 1, 2016 were generated under the management of the Fund’s former investment adviser.

The bar chart shows the annual total returns of the Fund’s Class A shares for each of the last ten calendar years. The returns in the bar chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The table presents the Fund’s average annual total returns over 1-, 5- and 10-year periods compared to the S&P 500® Index Total Return, which represents a broad measure of market performance and the reinvestment of dividends in the index, S&P 500® Index (price return), which represents a broad measure of market performance without the reinvestment of dividends in the index, and the Morningstar Large Growth Category average, which represents the performance of the Fund’s peer group. The funds included in the Morningstar Large Growth Category are determined by Morningstar, Inc. The Fund’s performance figures assume that all distributions were reinvested in the Fund and do not reflect the deduction of the Fund’s maximum sales charges or its annual operating expenses. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

Best Quarter:  14.79% in 1st Quarter of 2012
Worst Quarter:  (20.20)% in 4th Quarter of 2008

4    RMB Fund | Summary Prospectus

Average Annual Total Returns

(For the following periods ended 12/31/2016)	1 year	5 years	10 years
CLASS A SHARES
Total Return Before Taxes	(3.76)%	8.12%	5.93%
Total Return After Taxes on Distributions[1]	(9.87)%	5.55%	4.49%
Total Return After Taxes on Distributions and Sale of Fund Shares[1]	3.04%	6.41%	4.77%
CLASS C SHARES
Total Return Before Taxes	(0.19)%	8.41%	5.68%
CLASS I SHARES[2]
Total Return Before Taxes	(3.76)%	8.12%	5.93%
S&P 500® Index Total Return[3] (reflects no deduction of fees, expenses or taxes)	11.96%	14.66%	6.95%
S&P 500® Index (price return) (reflects no deduction of fees, expenses or taxes)	9.54%	12.23%	4.67%
Morningstar Large Growth Category (reflects no deduction of fees, expenses or taxes)	0.60%	12.95%	6.58%
[1]	Where the Return After Taxes on Distributions and Sale of Fund Shares is higher than the Total Return Before Taxes, it is due to realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
[2]	Class I shares commenced investment operations on February 1, 2017. Performance shown prior to February 1, 2017 for the Class I shares reflects the performance of Class A shares. Class I shares are not subject to the front-end sales charge or distribution and shareholder service (12b-1) fees applicable to Class A shares, which reduce the performance shown for the Class I shares.
[3]	This benchmark was added as an additional measure of the Fund's performance as it is more representative of the Fund's calculation of performance, which assumes that all distributions were reinvested in the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Class A shares; after-tax returns for Class C and Class I shares will vary.

ADVISER

The Fund is advised by RMB Capital Management, LLC (the “Adviser” or “RMB”).

Portfolio Managers

Todd Griesbach has had primary day-to-day responsibility for the Fund’s portfolio since July 2016. Mr. Griesbach is a Senior Vice President and Portfolio Manager of the Adviser.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.

The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Class A and C	Class I	Class A and C	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA, and minor custodial account	$100	$100,000	$50	$25,000

For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” in this prospectus.

RMB Fund | Summary Prospectus    5

TAX INFORMATION

The Fund intends to make distributions that will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

6    RMB Fund | Summary Prospectus

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Where to Get More Information

Annual and Semi-Annual Reports

These reports to shareholders contain additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year, detailed performance data, a complete inventory of the Funds’ securities and a report from the Funds’ independent registered public accounting firm.

Statement of Additional Information (SAI)

The SAI includes additional information about the Funds. A current SAI has been filed with the Commission and is incorporated by reference into this prospectus (that is, it is legally a part of this prospectus). Information about the Funds (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.

Information on the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

How to contact us

You can obtain these documents free of charge, request other information about the Funds, and make shareholder inquiries by calling the toll-free number listed below. These documents are also available, free of charge, on the Funds’ website at www.rmbfunds.com, or by contacting your dealer or by contacting the transfer agent at:

phone: 1-800-462-2392
internet: www.rmbfunds.com
email: rmbfunds@rmbcap.com

Investment Company Act file number: 811-00994

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